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                                                                   Exhibit 10.33

                                  Schedule 1.1


                           Pro Rata Shares of Lenders



Lender                             Pro Rata Share                    Amount
______                             ______________                    ______

Bank One, Arizona, NA               20.00000000%                   $25,000,000

AmSouth Bank                        20.00000000%                    25,000,000

BankBoston                          16.00000000%                    20,000,000

Wells Fargo Bank,                   44.00000000%                    55,000,000
  National Association


ALL LENDERS                         100.00000000%                   $125,000,000